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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     November 30, 2000



                                 Citigroup Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                            1-9924                    52-1568099
(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)              Identification No.)
incorporation)

            399 Park Avenue, New York, New York          10043
          (Address of principal executive offices)     (Zip Code)

                                 (212) 559-1000
              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


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
         Exhibits:

         Exhibit No.     Description
         -----------     -----------
             1.01        Terms Agreement, dated November 30, 2000, among the
                         Company and Salomon Smith Barney Inc., ABN AMRO
                         Incorporated, Banc of America Securities LLC, Banc One
                         Capital Markets, Inc., Chase Securities Inc., Muriel
                         Siebert & Co., Inc. and The Williams Capital Group,
                         L.P., as Underwriters, relating to the offer and sale of the Company's 7.250% Subordinated Notes due October
                         1, 2010.

             1.02 Terms Agreement, dated November 30, 2000, among the Company and Salomon Smith Barney Inc., Guzman & Company and Loop Capital Markets LLC, as Underwriters, relating to the offer and sale of the Company's 6.45% Notes due December 6, 2002.

             1.03 Terms Agreement, dated November 30, 2000, among the Company and Salomon Smith Barney Inc., Barclays Bank PLC, Blaylock & Partners, L.P., First Union Securities, Inc., SG Cowen Securities Corporation, Utendahl Capital Partners, L.P. and Wachovia Securities, Inc., as Underwriters, relating to the offer and sale of the Company's 6.75% Notes due December 1, 2005.


             4.01 Form of Note for the Company's 7.250% Subordinated Notes due October 1, 2010.

             4.02        Form of Note for the Company's 6.45% Notes due December
                         6, 2002.

             4.03        Form of Note for the Company's 6.75% Notes due December
                         1, 2005.
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  December 4, 2000                     CITIGROUP INC.



                                             By /s/ Charles E. Wainhouse
                                               ------------------------------
                                                   Charles E. Wainhouse
                                                   Assistant Treasurer